UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kent P. Barnes, Secretary

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 10th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-6511

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)

Horizon Kinetics Inflation Beneficiaries ETF (INFL)

ANNUAL REPORT

December 31, 2021

Horizon Kinetics Inflation Beneficiaries ETF

Table of Contents

Shareholder Letter (Unaudited)	2
Shareholder Expense Example (Unaudited)	4
Performance Overview (Unaudited)	5
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	20
Supplemental Information (Unaudited)	21
Board of Trustees and Officers (Unaudited)	22
Privacy Policy (Unaudited)	24

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Letter

December 31, 2021 (Unaudited)

The Horizon Kinetics Inflation Beneficiaries Fund (“INFL”) generated strong returns in its first year, growing net asset value per share by 26.05% since the Fund’s launch on January 11, 2021. The macroeconomic backdrop was constructive to performance as broader equity and commodity markets rose sharply throughout the year. These markets rose despite a rising yield on the benchmark 10-Year U.S. Treasury, from 1.14% to 1.51%, yet “real” bond yields fell as 10-Year inflation break-even levels rose from 2.1% to 2.61%. Thus, based on the 10-Year bond yield relative to the inflation break-even rate, the real 10-Year Treasury yield end the year at negative 1.1%. While long-term inflation expectations only rose modestly, actual reported inflation (CPI) rose from 1.4% in December of 2020, to 7.0% in December of 2021. Thus, the inflation narrative remains firmly intact.

Despite the high inflation figures, the implications for “inflation beneficiary” equities are far more nuanced, as higher real interest rates and lower growth rates have the potential to stunt equity valuations in spite of fundamental business strength. The INFL portfolio attempts to control for this uncertainty by emphasizing businesses with exposure to inflationary end markets, with “capital light” business models. The intended result of this investment focus is to provide a return stream that benefits from inflation, yet with less volatility than experienced by more capital intensive businesses, and is not a binary bet on inflation.

The Fund has exposure to underlying “sub-markets” of energy, real estate, timber, agriculture, brokerages, health care, exchanges, precious metals, data, iron ore and defense technology. Various indicative benchmarks related to these sub-markets (2021 performance since inception of the Fund) include: oil (+46%), natural gas (+32%), gold (-2%), silver (-9%), Copper (+23%) and iron ore (-36%). Additionally, the United Nations FAO Food Price Index (+23%) serves as a good indicator of grain and protein prices, while the Dow Jones Real Estate Capped Index (+45%) and lumber prices (+40%) provide additional reference points. These underlying commodity prices contributed to leading performance contributions from energy, real estate and timber companies as well as laggard performance from precious metals and iron ore/base metal companies. We believe that all of the businesses have strong asset bases, attractive business models and fair or low valuation multiples. Thus, while performance is highly influenced by underlying market returns in the short to intermediate term, the aforementioned factors should drive longer-term returns.

As we enter the Fund’s second year, we will continue the current investment strategy of seeking exposure to inflationary end markets through the highest quality business models. We recognize that this may result in underperformance during extremely strong market cycles, but expect outperformance during weaker market cycles. Ultimately, we believe that over several business and market cycles, this strategy will be enduring as a market leader for inflation beneficiary exposure.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. Performance current to the most recent month-end can be obtained by calling (800) 617-0004.

Please consider carefully a fund’s investment objectives, risks, charges and expenses. For this and other important information, obtain a statutory and summary prospectus by visiting https://horizonkinetics.com/products/etf/infl/#overview. Read it carefully before investing.

Investing in ETFs involves risk, including the possible loss of principal.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Letter

December 31, 2021 (Unaudited)

The Fund is non-diversified, meaning it may concentrate more of its assets in a smaller number of issuers than a diversified fund. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may invest in the securities of smaller-capitalization companies, which may be more volatile than funds that invest in larger, more established companies. The performance of the Fund may diverge from that of the index. Because the Fund may employ a representative sampling strategy and may also invest in securities that are not included in the index, the Fund may experience tracking error to a greater extent than a fund that seeks to replicate an index. As an actively managed fund, the Adviser seeks to select securities of companies that it expects to benefit, either directly or indirectly, from rising prices of real assets that are sensitive to inflationary pressures. To the extent the expectations for increases in the prices of real assets do not materialize (for example, because inflation did not materially increase for a period of time), the Fund may underperform other funds.

The United Nations FAO Food Price Index (FFPI) is a measure of the monthly change in international prices of a basket of food commodities. It consists of the average of five commodity group price indices weighted by the average export shares of each of the groups.

The Dow Jones U.S. Real Estate Capped Index is designed to track the performance of real estate investment trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies, with a cap applied to ensure diversification among companies within the index.

It is not possible to invest directly in an index.

Horizon Kinetics Inflation Beneficiaries ETF

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (July 1, 2021 to December 31, 2021).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Annualized Expense Ratios	Expenses Paid During the Period(1)
Horizon Kinetics Inflation Beneficiaries ETF
Actual	$ 1,000.00	$ 1,043.60	0.85%	$ 4.38
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,020.92	0.85%	$ 4.33

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value during the period, multiplied by 184/365 (to reflect the six-month period).

Horizon Kinetics Inflation Beneficiaries ETF

Performance Overview

December 31, 2021 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 12/31/2021)

CUMULATIVE TOTAL RETURN FOR THE PERIOD ENDED December 31, 2021
Total Returns	Since Commencement[1]
Horizon Kinetics Inflation Beneficiaries ETF — NAV	26.05%
Horizon Kinetics Inflation Beneficiaries ETF — Market	26.03%
MSCI ACWI All Cap Index	15.76%
S&P GSCI	35.05%

[1]	The Fund commenced operations on January 11, 2021.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (“NAV”), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00 p.m. Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI ACWI All Cap Index covers more than 14,000 securities and includes large, mid, small, and micro-cap size segments. The S&P GSCI is the commodity equivalent of stock indexes, such as the S&P 500 and Dow Jones.

Horizon Kinetics Inflation Beneficiaries ETF

Schedule of Investments

December 31, 2021

	Shares	Value
COMMON STOCKS — 95.9%
Aerospace & Defense — 2.3%
CACI International, Inc. - Class A (a)	72,345	$19,475,997

Agriculture Operations — 5.7%
Archer-Daniels-Midland Co.	529,676	35,800,801
Wilmar International Ltd. (b)	4,380,113	13,450,779
		49,251,580
Data Processing, Hosting & Related Services — 2.7%
Verisk Analytics, Inc.	103,775	23,736,456

Fertilizer — 2.3%
Nutrien Ltd. (b)	266,889	20,070,053

Global Exchanges — 16.5%
ASX Ltd. (b)	620,119	41,884,701
Deutsche Boerse AG (b)	212,166	35,491,691
Euronext NV (b)(d)	194,410	20,173,893
Japan Exchange Group, Inc. (b)	374,298	8,184,468
Singapore Exchange Ltd. (b)	2,814,338	19,414,266
TMX Group Ltd. (b)	176,052	17,874,891
		143,023,910
Insurance Brokers — 3.7%
Marsh & McLennan Cos., Inc.	183,995	31,982,011

Investment Management & Advisory Services — 2.2%
Cohen & Steers, Inc.	191,541	17,719,458
Sprott, Inc. (b)	36,788	1,658,771
		19,378,229
Medical Labs & Testing Services — 5.7%
Charles River Laboratories International, Inc. (a)	131,698	49,621,172

Medical, Biomedical & Genetics — 1.3%
Royalty Pharma PLC - Class A (b)	281,547	11,219,648

Metal, Diversified — 1.2%
Altius Minerals Corp. (b)	616,483	8,496,987
Glencore PLC (b)	348,817	1,771,464
		10,268,451
Metal, Iron — 2.9%
Deterra Royalties Ltd. (b)	4,415,333	13,803,734
Labrador Iron Ore Royalty Corp. (b)(e)	111,676	3,318,054
Mesabi Trust	305,799	8,079,210
		25,200,998
Oil Company, Exploration & Production — 18.1%
Brigham Minerals, Inc. - Class A	1,390,236	29,320,077
Freehold Royalties Ltd. (b)	1,404,310	12,951,915
Permian Basin Royalty Trust	20,000	202,000
PrairieSky Royalty Ltd. (b)	3,484,403	37,598,395
Texas Pacific Land Corp.	32,394	40,455,895
Topaz Energy Corp. (b)	347,206	4,906,486
Viper Energy Partners LP	1,507,352	32,121,671
		157,556,439
Pipelines — 0.3%
Cheniere Energy, Inc.	27,569	2,796,048

Precious Metals — 11.6%
Franco-Nevada Corp. (b)	263,753	36,474,402
Osisko Gold Royalties Ltd. (b)(e)	1,576,022	19,306,269
Sandstorm Gold Ltd. (b)	1,889,594	11,715,483
Wheaton Precious Metals Corp. (b)	765,632	32,868,582
		100,364,736
Private Equity — 3.7%
Brookfield Asset Management, Inc. - Class A (b)	535,283	32,320,387

Real Estate Management & Services — 3.5%
CBRE Group, Inc. - Class A (a)	283,094	30,718,530

Real Estate Operators & Developers — 1.9%
The St. Joe Co.	313,250	16,304,662

Securities & Commodities Exchanges — 6.5%
CME Group, Inc.	68,866	15,733,126
Intercontinental Exchange, Inc.	299,033	40,898,744
		56,631,870

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Schedule of Investments

December 31, 2021 (Continued)

	Shares	Value
Timber — 3.8%
West Fraser Timber Co. Ltd. (b)	347,596	$33,146,755
TOTAL COMMON STOCKS (Cost $787,744,964)		833,067,932

PARTNERSHIPS — 0.7%
Oil Company, Exploration & Production — 0.7%
Dorchester Minerals LP	287,127	5,682,243
TOTAL PARTNERSHIPS (Cost $3,749,854)		5,682,243

REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.9%
Timber — 2.9%
Weyerhaeuser Co.	619,857	25,525,711
TOTAL REAL ESTATE INVESTMENT TRUSTS (REITS) (Cost $23,009,515)		25,525,711

SHORT TERM INVESTMENTS — 0.5%
Deposit Accounts — 0.5%
U.S. Bank Money Market Deposit Account, 0.03% (c)	4,134,425	4,134,425
TOTAL SHORT TERM INVESTMENTS (Cost $4,134,425)		4,134,425

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 0.4%
U.S. Bank Money Market Deposit Account, 0.03% (c)	3,255,000	3,255,000
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $3,255,000)		3,255,000

TOTAL INVESTMENTS (Cost $821,893,758) — 100.4%		871,665,311
Other assets and liabilities, net — (0.4)%		(3,153,381)
NET ASSETS — 100.0%		$868,511,930

PLC	Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security, or represents a foreign issued security.

(c)	The rate shown is the effective yield as of December 31, 2021.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of this security is on loan as of December 31, 2021. The market value of securities out on loan is $3,127,944.

Percentages are stated as a percent of net assets.

COUNTRY	Percentage of Net Assets
United States	49.1%
Canada	31.4%
Australia	6.4%
Germany	4.1%
Singapore	3.8%
Netherlands	2.3%
United Kingdom	1.3%
Japan	0.9%
Jersey	0.2%
Total Country	99.5%
SHORT-TERM INVESTMENTS	0.5%
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING	0.4%
TOTAL INVESTMENTS	100.4%
Other assets and liabilities, net	-0.4%
NET ASSETS	100.0%

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Statement of Assets and Liabilities

December 31, 2021

Assets
Investments, at value (cost $821,893,758) (1)	$871,665,311
Dividends and interest receivable	920,550
Securities lending income receivable	232
Total assets	872,586,093

Liabilities
Payable for collateral on securities loaned (Note 7)	3,255,000
Payable to Adviser	622,426
Payable for securities purchased	196,737
Total liabilities	4,074,163
Net Assets	$868,511,930

Net Assets Consists of:
Paid-in capital	$819,351,054
Total distributable earnings	49,160,876
Net Assets	$868,511,930

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	27,825,000
Net Asset Value, redemption price and offering price per share	$31.21

(1) Includes loaned securities with a value of:	$3,127,944

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Statement of Operations

For the Period Ended December 31, 2021(1)

Investment Income
Dividend income (net of withholding taxes of $620,821)	$9,208,617
Interest income	1,855
Securities lending income	248
Total investment income	9,210,720

Expenses
Investment advisory fees	4,198,277
Tax expense	185
Total expenses	4,198,462
Net investment income	5,012,258

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	10,820,486
Foreign currency transactions	(6,355)
Net realized gain on investments and foreign currency	10,814,131
Net change in unrealized appreciation/depreciation on:
Investments	49,771,553
Foreign currency translation	1,004
Net change in unrealized appreciation on investments and foreign currency translation	49,772,557
Net realized and unrealized gain on investments and foreign currency	60,586,688
Net increase in net assets from operations	$65,598,946

(1)	The Fund commenced operations on January 11, 2021.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Statement of Changes in Net Assets

Period Ended December 31, 2021(1)
From Operations
Net investment income	$5,012,258
Net realized gain on investments and foreign currency transactions	10,814,131
Net change in net unrealized appreciation on investments and foreign currency translation	49,772,557
Net increase in net assets resulting from operations	65,598,946

From Distributions
Distributable earnings	(6,395,043)
Total distributions	(6,395,043)

From Capital Share Transactions
Proceeds from shares sold	877,256,207
Cost of shares redeemed	(67,948,180)
Net increase in net assets resulting from capital share transactions	809,308,027

Total Increase in Net Assets	868,511,930

Net Assets
Beginning of period	—
End of period	$868,511,930

Changes in Shares Outstanding
Shares outstanding, beginning of period	—
Shares sold	30,100,000
Shares redeemed	(2,275,000)
Shares outstanding, end of period	27,825,000

(1)	The Fund commenced operations on January 11, 2021.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Financial Highlights

For a Share Outstanding Throughout the Period

	Period Ended December 31, 2021(1)
Net Asset Value, Beginning of Period	$25.00

Income from investment operations:
Net investment income(2)	0.30
Net realized and unrealized gain on investments	6.19
Total from investment operations	6.49

Less distributions paid:
From net investment income	(0.27)
From net realized gains	(0.01)
Total distributions paid	(0.28)

Net Asset Value, End of Period	$31.21

Total return, at NAV(3)	26.05	%(4)
Total return, at Market(3)	26.03	%(4)

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$868,512

Ratio of expenses to average net assets	0.85	%(5)
Ratio of net investment income to average net assets	1.02	%(5)
Portfolio turnover rate(6)	0%	(4)(7)

(1)	The Fund commenced investment operations on January 11, 2021.

(2)	Per share net investment income was calculated using average shares outstanding.

(3)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods less than one year.

(6)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(7)	Amount is less than 0.5%.

The accompanying notes are an integral part of the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Notes to Financial Statements

December 31, 2021

1.	ORGANIZATION

Horizon Kinetics Inflation Beneficiaries ETF (the “Fund”) is a non-diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks long-term capital growth in real (inflation-adjusted) terms. The Fund seeks to achieve its investment objective by investing primarily in the equity securities of domestic and foreign companies that are expected to benefit, either directly or indirectly, from rising prices (inflation).

Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Horizon Kinetics Asset Management LLC (“Horizon Kinetics” or “Adviser”), the Fund’s Investment Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

If market quotations are not readily available, or if it is determined that a quotation of a security does not represent fair value, then the security is valued at fair value as determined in good faith by the Adviser using procedures adopted by the Board of Trustees of the Trust (the “Board”). The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Horizon Kinetics Inflation Beneficiaries ETF

Notes to Financial Statements

December 31, 2021 (Continued)

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar using the applicable currency exchange rates as of the close of the NYSE, generally 4:00 p.m. Eastern Time.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Horizon Kinetics Inflation Beneficiaries ETF

Notes to Financial Statements

December 31, 2021 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at December 31, 2021 are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$833,067,932	$—	$—	$833,067,932
Partnerships*	5,682,243	—	—	5,682,243
Real Estate Investment Trusts*	25,525,711	—	—	25,525,711
Deposit Accounts	4,134,425	—	—	4,134,425
Investments Purchased with Proceeds From Securities Lending	3,255,000	—	—	3,255,000
Total Investments - Assets	$871,665,311	$—	$—	$871,665,311

*	See Schedule of Investments for sector classifications.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments and currency gains or losses realized between the trade and settlement dates on securities transactions from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, at least quarterly, and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent

Horizon Kinetics Inflation Beneficiaries ETF

Notes to Financial Statements

December 31, 2021 (Continued)

in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of December 31, 2021, the Fund’s most recent fiscal period end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund recognized no interest or penalties related to uncertain tax benefits in the 2021 fiscal period. At December 31, 2021, the Fund’s most recent fiscal period end, the tax periods from commencement of operations remained open to examination in the Fund’s major tax jurisdictions.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Horizon Kinetics, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets. Horizon Kinetics has agreed to pay all expenses of the Fund except the fee paid to Horizon Kinetics under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Distribution Agreement and 12b-1 Plan

Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

Horizon Kinetics Inflation Beneficiaries ETF

Notes to Financial Statements

December 31, 2021 (Continued)

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” A Creation Unit consists of 25,000 shares. Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the NYSE is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants may be required to pay to the Custodian a fixed transaction fee (the “Creation Unit Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Unit Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable business day. The Creation Unit Transaction Fee charged by the Fund for each creation order is $250.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statement of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

Horizon Kinetics Inflation Beneficiaries ETF

Notes to Financial Statements

December 31, 2021 (Continued)

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Long-Term Capital Gain
Period ended December 31, 2021	$5,908,713	$486,330

(1)	Ordinary income includes short-term capital gains.

At December 31, 2021, the Fund’s fiscal period end, the components of distributable earnings (accumulated losses) and the cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year for the Fund were as follows:

Federal Tax Cost of Investments	$822,505,039
Gross Tax Unrealized Appreciation	$78,473,247
Gross Tax Unrealized Depreciation	(29,312,371)
Net Tax Unrealized Appreciation (Depreciation)	49,160,876
Total Distributable Earnings / (Accumulated Losses)	$49,160,876

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to wash sales and passive foreign investment company mark to market.

Under current tax law, net capital losses realized after October 31 as well as certain specified ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year. The Fund did not defer any later year losses or post-October losses for the fiscal period ended December 31, 2021.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The permanent differences primarily relate to redemptions in-kind and taxable distributions in excess of current year earnings. For the fiscal period ended December 31, 2021, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities.

Total Distributable Earnings (Accumulated Losses)	Paid-In Capital
$(10,043,027)	$10,043,027

Horizon Kinetics Inflation Beneficiaries ETF

Notes to Financial Statements

December 31, 2021 (Continued)

6.	INVESTMENT TRANSACTIONS

During the period ended December 31, 2021, the Fund realized net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from total distributable earnings (accumulated losses) to paid in-capital. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statement of Operations is as follows:

	Realized Gains	Realized Losses
Horizon Kinetics Inflation Beneficiaries ETF	$10,592,363	$(247,415)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the period ended December 31, 2021, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Horizon Kinetics Inflation Beneficiaries ETF	$13,050,392	$1,149,168	$861,375,121	$67,509,979

7.	SECURITIES LENDING

The Fund may lend domestic and foreign securities in its portfolio to approved brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program effective May 5, 2021, which is administered by the Custodian. The securities lending agreement requires that loans are initially collateralized in an amount equal to at least 105% of the then current market value of any loaned securities that are foreign securities, or 102% of the then current market value of any other loaned securities. The custodian performs on a daily basis marking to market loaned securities and collateral. Each borrower is required, if necessary, to deliver additional collateral so that the total collateral held in the account for all loans of the Fund to the borrower will equal at least 100% of the market value of the loaned securities. The cash collateral is invested by the Custodian in accordance with approved investment guidelines. Those guidelines allow the cash collateral to be invested in readily marketable, high quality, short-term obligations issued or guaranteed by the United States Government; however, such investments are subject to risk of payment delays, declines in the value of collateral provided, default on the part of the issuer or counterparty, or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the securities lending agent.

The collateral invested in the Fund, if any, is reflected in the Fund’s Schedule of Investments and is included in the Statement of Assets and Liabilities in the line item labeled “Investments, at value.” A liability of equal value to the cash collateral received and subsequently invested in the Fund is included on the Statement of Assets and Liabilities as “Payable for collateral on securities loaned.” During the period ended December 31, 2021, the Fund loaned securities and received cash collateral for the loans, which was invested in the U.S. Bank Money Market Deposit Account. The Fund receives compensation in the form of loan fees owed by borrowers and income earned on collateral investments. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. Pursuant to the securities lending agreement between the Trust, on behalf of the Fund, and the Custodian, the Fund pays a fee to the Custodian, which is calculated daily and paid monthly, at a rate of 20% of the first $2 million of the Fund’s aggregate net income, 10% of the next $4 million of the Fund’s aggregate net income and 5% of the Fund’s aggregate net income that exceeds $6 million. The net amount of interest earned, after the interest rebate and the allocation to the Custodian, is included in the Statement of Operations as “Securities lending income.” The Fund continues to receive interest payments or dividends on the securities loaned during the borrowing period.

Horizon Kinetics Inflation Beneficiaries ETF

Notes to Financial Statements

December 31, 2021 (Continued)

As of December 31, 2021, the value of the securities on loan and payable for collateral due to broker were as follows:

Value of Securities on Loan and Collateral Received

	Values of Securities on Loan	Fund Collateral Received*
Horizon Kinetics Inflation Beneficiaries ETF	$3,127,944	$3,255,000

*	The cash collateral received was invested in the U.S. Bank Money Market Deposit Account, with an overnight and continuous maturity, as shown on the Schedule of Investments.

8.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

A complete description of principal risks is included in the prospectus under the heading ‘’Principal Investment Risks’’.

9.	SUBSEQUENT EVENTS

Management has evaluated the Fund’s related events and transactions that occurred subsequent to December 31, 2021, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Horizon Kinetics Inflation Beneficiaries ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Horizon Kinetics Inflation Beneficiaries ETF and
Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Horizon Kinetics Inflation Beneficiaries ETF (the “Fund”), a series of Listed Funds Trust, as of December 31, 2021, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from January 11, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations, the changes in net assets, and the financial highlights for period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2020.

COHEN & COMPANY, LTD.
Cleveland, Ohio
March 1, 2022

Horizon Kinetics Inflation Beneficiaries ETF

Supplemental Information

(Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, by calling 1-800-617-0004, or by visiting the Fund’s website at https://horizonkinetics.com/products/etf/infl/.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-800-617-0004 and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at https://horizonkinetics.com/products/etf/infl/.

TAX INFORMATION

For the fiscal period ended December 31, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Horizon Kinetics Inflation Beneficiaries ETF	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended December 31, 2021 was as follows:

Horizon Kinetics Inflation Beneficiaries ETF	70.65%

For the fiscal period ended December 31, 2021, the Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Fund was as follows:

Horizon Kinetics Inflation Beneficiaries ETF	0.00%

Horizon Kinetics Inflation Beneficiaries ETF

Board of Trustees and Officers

December 31, 2021 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Fund’s website at https://horizonkinetics.com/products/etf/infl/.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of Alerian, Inc. (since June 2018); Executive Director of Center for Financial Markets and Policy (since 2016); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (since 2015); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015).	45	Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Horizons ETF Trust I (2015-2019).
Koji Felton Year of birth: 1961	Trustee	Indefinite term; since 2019	Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013).	45	Independent Trustee, Series Portfolios Trust (since 2015) (8 portfolios).
Pamela H. Conroy Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008).	45	Independent Trustee, Frontier Funds, Inc. (since 2020) (7 portfolios).
Interested Trustee
Paul R. Fearday, CPA Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2008).	45	None.

Horizon Kinetics Inflation Beneficiaries ETF

Board of Trustees and Officers

December 31, 2021 (Unaudited) (Continued)

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory Bakken Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).
Travis G. Babich Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005).
Kacie M. Gronstal Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021).
Kent Barnes Year of birth: 1968	Secretary	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2018); Chief Compliance Officer, Rafferty Asset Management, LLC (2016 to 2018); Vice President, U.S. Bancorp Fund Services, LLC (2007 to 2016).
Alia Vasquez Year of birth: 1980	Assistant Secretary	Indefinite term, June 2021 (Resigned, effective January 26, 2022)

Vice President, U.S. Bancorp Fund Services, LLC (since 2017, and 2015 to 2016); Corporate Counsel, Johnson Outdoors (2017); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2010 to 2015); Secretary, Series Portfolios Trust (2015 to 2017).

Steve Jensen Year of birth: 1957	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, February 2019	Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2011).

Horizon Kinetics Inflation Beneficiaries ETF

Privacy Policy

December 31, 2021 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Horizon Kinetics Asset Management LLC
470 Park Avenue South, 3rd Floor South
New York, New York 10016

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Distributor:

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2021	FYE 12/31/2020
Audit Fees	$14,500	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$3,000	N/A
All Other Fees	$0	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2021	FYE 12/31/2020
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 12/31/2021	FYE 12/31/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/9/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	3/9/2022

/s/ Travis G. Babich
By (Signature and Title)*	Travis G. Babich, Treasurer/Principal Financial Officer

Date	3/9/2022

* Print the name and title of each signing officer under his or her signature.